EX-10.1




           GAS PORTFOLIO MANAGEMENT AND SALES CONTRACT
                             BETWEEN
                    INTERSTATE POWER COMPANY
                               AND
                    MIDCON GAS SERVICES CORP.



                   (A Confidential Agreement)




                             FORM SE

                     FILED ON MARCH 18, 1997